UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

CAPITAL PROPERTIES INC
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Capital Properties, Inc.

100 Dexter Road

East Providence, Rhode Island 02914

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 24, 2012

The 2012 annual meeting of shareholders of Capital Properties, Inc. (the “Company”) will be held at the offices of Hinckley, Allen and Snyder LLP, 50 Kennedy Plaza, Suite 1500 in Providence, Rhode Island, on Tuesday, April 24, 2012 at 3:00 o’clock P.M., local time, for the following purposes:

(1)	To elect two directors (by the holders of Class A Common Stock only) and four directors (by the holders of Class B Common Stock only) to serve for terms of one year and until their successors are elected and qualified;

(2)	To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.

Holders of record of the Class A Common Stock or Class B Common Stock on the books of the Company as of the close of business on March 1, 2012 will be entitled to vote.

By Order of the Board of Directors

STEPHEN J. CARLOTTI
Secretary

East Providence, Rhode Island

March 21, 2012

If you are the holder of record of both Class A and Class B Common Stock of the Company, you will receive a proxy card for each class of stock. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2012.

The Company’s Proxy Statement, sample proxy cards and Annual Report on Form 10-K are available at:

http://materials.proxyvote.com/140430

Capital Properties, Inc.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 24, 2012

SOLICITATION AND REVOCATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the “Company”), in connection with the annual meeting of shareholders to be held April 24, 2012. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, by (i) filing a written revocation of the proxy with the Secretary of the Company, (ii) submitting a signed proxy card bearing a later date or (iii) attending and voting in person at the meeting provided the shareholder is the holder of record of the underlying shares and a written revocation of the shareholder’s grant of proxy has been filed with the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary at Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914, Attn: Secretary. Every properly signed proxy will be voted in accordance with the specifications made thereon.

This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about March 21, 2012.

VOTING AT MEETING

Only shareholders of record at the close of business on March 1, 2012, will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Class A Common Stock shall constitute a quorum for the election of the Class A Directors. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Class B Common Stock shall constitute a quorum for the election of the Class B Directors. Under the Company’s Restated Articles of Incorporation, the holders of the Company’s Class A Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting (or if the membership of the Board of Directors is not evenly divisible by three (3), the number of members equal to the whole numbers resulting from dividing the total authorized number of Directors by three (3) and rounding the result up to the nearest whole number). The holders of the Company’s Class B Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company’s Class A Common Stock and the holders of the Company’s Class B Common Stock are entitled to one vote per share and vote as a single class upon all other matters presented to the shareholders for their approval, except in connection with certain major corporate actions, including amendment of the Articles of Incorporation, sale of the Company, merger or other consolidation where there is separate class voting.

Class A directors will be elected in each case by vote of the holders of a majority of the Class A Common Stock present or represented at the meeting, and the Class B directors will be similarly elected by vote of the holders of a majority of the Class B Common Stock present or represented at the meeting.

On the record date, there were 3,745,834 shares of Class A Common Stock outstanding and 2,854,078 shares of Class B Common stock. There were no other outstanding securities of the Company entitled to vote.

Shares represented by proxies which are marked “withhold authority” with respect to the election of any particular nominee for director, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name lack authority to vote such shares for the election of directors and certain other “non-discretionary” matters, absent specific instructions from their customers. Shares subject to such “broker non-votes” will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. Brokers may no longer vote on the election of directors in the absence of specific instructions from a shareholder. As such, shareholders are encouraged to provide instructions to their brokers regarding the voting of their shares.

ELECTION OF DIRECTORS

At the annual meeting, two Class A directors and four Class B directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

Director Name and Age	Since	Principal Occupation During Past Five Years

Class A Directors

Robert H. Eder (79)	1995	President of the Company since January 1, 2008; Chairman of the Company, 1995 to present; Chairman, Providence and Worcester Railroad Company, 1988 to present

Todd D. Turcotte (40)	2008	Vice President of the Company and President of Capital Terminal Company since January 1, 2008; Principal, RT Group, Inc., 2002-2007

Director Name and Age	Since	Principal Occupation During Past Five Years

Class B Directors

Matthew C. Baum (37)	2009	Teacher, The Wheeler School, 2004 to present

Alfred J. Corso (75)	2005	Consultant, 2001 to present

Harris N. Rosen (79)	2001	Consultant and Mediator, 2001 to present;

Craig M. Scott (48)	2011	Attorney, Scott & Bush, Ltd., 2009 to present; Attorney, Duffy, Sweeney & Scott, 1998-2009 Director, Providence and Worcester Railroad Company, 2004-2011

Mr. Eder is also a director of Providence and Worcester Railroad Company.

The Board of Directors has reviewed the relationship that each director, which includes each of the nominees standing for election at the 2012 annual meeting, has with the Company and determined that all directors, other than Robert H. Eder and Todd D. Turcotte, are independent as defined under the NASDAQ listing standards.

The Board of Directors does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin, or sex when determining whether to nominate a person to be a director of the Company. When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focuses primarily on each director’s and nominee’s individual background and experience as it relates to the Company’s business. Historically, when vacancies have occurred, each director has been requested to suggest potential nominees and each potential nominee is vetted with the entire Board.

In particular, with regard to Mr. Eder, the Board of Directors considered that he is the Company’s founder, he has been actively involved with the Company or its predecessors since 1966 and is the majority stockholder. With regard to Mr. Turcotte, the Board of Directors considered his strong background in engineering and insights as Vice President of the Company and President of Capital Terminal Company. With regard to Mr. Baum, the Board of Directors considered his age in relationship to the age of the other directors and experience and background in the financial sector, specifically his prior career as research and portfolio senior associate with Independence Investments of Boston, Massachusetts. With regard to Mr. Corso, the Board of Directors considered his training, work experience as a partner of Ernst & Young and his service as a controller of a publicly-held corporation which activities qualify him as a financial expert. With regard to Mr. Rosen, the Board of Directors considered his history as the owner of his own business and his substantial community contacts which the Board believes assists in assessing the Company’s role in the community and furthering its community contacts and relationships. With regard to Mr. Scott, the Board of Directors considered Mr. Scott’s experience as a trial lawyer in the area of complex business litigation. The Board noted that Mr. Scott has on occasion served as counsel to the Company and as lead trial counsel for various business clients in a variety of industries in the federal courts throughout the country and internationally. The Board concluded that his experience as a commercial litigator as well as his community involvement would be of assistance to the Company in assessing business and legal controversies that might arise with various tenants under the Company’s long and short term leases.

Communications with the Board of Directors

The Board of Directors has established a process for shareholders to communicate with members of the board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board of Directors, you may reach the Company’s Board of Directors by writing directly to those individuals c/o Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914.

All inquiries received shall not be screened by the Company and will be forwarded directly to the director to which such inquiry is addressed, unless it is believed that a particular inquiry may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.

Board Leadership Structure

Robert H. Eder serves as both the President and the Chairman of the Board of the Company. The Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board of Directors believes the combined role of Chairman and Chief Executive Officer is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, currently comprised of Messrs. Corso, Rosen and Scott and a Compensation Committee currently comprised of Messrs. Baum, Corso and Rosen, each of whom is independent as defined under applicable rules of the Securities and Exchange Commission (“SEC”) and NASDAQ listing requirements.1 Each of the Audit and Compensation Committees has a written charter approved by the Board of Directors.

[1]

On December 11, 2008, the Company delisted from the AMEX and listed its shares of Class A Common Stock for trading on the OTCQX. For purposes of determining the independence of directors and members of the Audit Committee, however, the Board of Directors determined to use the applicable independence standards as defined under the NASDAQ listing requirements.

The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for establishing procedures for evaluating the system of internal accounting control and for evaluating audit performance.

The Board of Directors has determined that all three members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ listing standards and are independent as defined under the NASDAQ listing requirements and applicable rules of the SEC. Additionally, the Board of Directors has determined that Mr. Corso qualifies as an “audit committee financial expert” as defined by the SEC rules.

The Compensation Committee assists the Board of Directors in discharging the Board’s responsibilities relating to director and executive compensation. The Compensation Committee’s responsibilities include establishing and reviewing the Company’s executive and director compensation philosophy, strategies, plans and policies, and evaluating the performance and determining the compensation of the Chairman and Chief Executive Officer (“CEO”) of the Company and advising and assisting the CEO in formulating and implementing programs to facilitate the selection and development of other key managers. The Compensation Committee also reviews and approves the compensation of other executive officers of the Company.

The Company does not maintain a nominating committee or a committee performing a similar function due to the fact that Mr. Eder owns a controlling interest in the Company. The Board of Directors sits as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company. In determining whether to nominate any such person for election by the shareholders, the Board of Directors considers the experience of such person as it relates to the business of the Company, together with such person’s age, reputation and ability to carry out the requirements to serve as a director of the Company. The Board of Directors does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin or sex when determining whether to nominate a person to be a director of the Company.

During the fiscal year ended December 31, 2011, the Board of Directors held four meetings, the Audit Committee held four meetings and the Compensation Committee held one meeting. All directors attended every meeting of the Board of Directors and meetings of committees on which such director serves. The Board of Directors has adopted a policy that requires members of the Board of Directors to make every effort to attend each annual shareholders meeting. All then current members of the Board of Directors attended the 2011 annual shareholders meeting.

Risk Management

The Board of Directors has an active role, as a whole and also at the Audit Committee level, in overseeing management of the Company’s risks. The Board of Directors regularly meets with management and reviews information regarding the Company’s overall risks. The Audit Committee oversees management of financial and operational risks and oversees management of risks associated with regulatory, environmental, health and safety. The Board of Directors does not believe there is any high degree of risk associated with its compensation practices as the Company does not provide for any incentive-based compensation other than infrequent cash bonuses which have only been paid in connection with extraordinary events. Furthermore, salary increases for executives and employees of the Company are based primarily on increases in the cost of living.

Compensation of Directors

The Board of Directors, upon recommendation of the Compensation Committee, is responsible for determining compensation of the directors. Directors, other than directors who are employed by the Company, received a fee for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. During the 2011 fiscal year, outside directors received an annual retainer fee of $12,000 payable in quarterly installments and fees per meeting as follows: Board, $1,000; Audit Committee, $750 and Compensation Committee, $500. The maximum fees payable for attendance at Board and committee meetings occurring on the same day is $1,500. These rates were established in 2005 based on the recommendations of Effective Pay Practices, a compensation consultant retained by the Compensation Committee.

The following Director Compensation table provides information regarding the compensation paid or accrued by each director during the 2011 fiscal year.

Name	Total	Fees Earned or Paid in Cash	Option Awards	All Other Compensation

Matthew C. Baum	$16,500	$16,500	N/A	N/A
Alfred J. Corso	19,000	19,000	N/A	N/A
Robert H. Eder	—	—	N/A	N/A
Harris N. Rosen	19,000	19,000	N/A	N/A
Craig M. Scott	12,250	12,250	N/A	N/A
Todd D. Turcotte	—	—	N/A	N/A

Corporate Governance

The Board of Directors is committed to ethical business practices and believes that strong corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. The Company regularly monitors developments in the area of corporate governance and has implemented a number of best practices, including the following:

Code of Ethics. The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K.

Procedures for the Receipt, Retention and Handling of Complaints. The Company maintains procedures for the confidential, anonymous submission by employees of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The table set forth below reflects the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company’s knowledge were, on March 1, 2012, the beneficial owners of more than five percent of the Company’s outstanding Class A Common Stock, $.01 par value, or Class B Common Stock, $.01 par value. Each share of the Company’s outstanding Class B Common Stock is convertible at any time, at the option of the holder, into one share of Class A Common Stock of the Company.

	Class A			Class B
Name and Address	Number of shares held		Percent of Class	Number of shares held	Percent of Class

Robert H. Eder and Linda Eder 130 Sunrise Avenue, Apt. 507 Palm Beach, Florida 33480	1,726,710	[2]	46.0%	1,726,710	60.5%

TowerView LLC 500 Park Avenue New York, New York 10022	252,050		6.7%	252,050	8.8%

Lance S. Gad 1250 Fence Row Drive Fairfield, Connecticut 06430	191,048		5.1%	191,048	6.7%

Morris Propp 366 Eagle Drive Jupiter, Florida 33477	166,320		4.4%	166,320	5.8%

[2]	Robert H. Eder and Linda Eder are husband and wife, and each holds 863,355 shares of Class A Common Stock directly and 863,355 shares of Class B Common Stock directly.

The following table reflects as of March 1, 2012, the beneficial ownership of shares of Class A Common Stock and Class B Common Stock of the Company by directors and officers of the Company, all shares being owned directly except as otherwise noted:

	Class A			Class B
Name of Individual or Identification of Group	Number of shares held		Percent of Class	Number of shares held		Percent of Class

Matthew C. Baum	2,000		*	—		—
Alfred J. Corso	2,043		*	—		—
Barbara J. Dreyer	6,600		*	6,600		*
Robert H. Eder	1,726,710	(a)	46.0%	1,726,710	(a)	60.5%
Harris N. Rosen	10,120	(b)	*	—		—
Craig M. Scott	500		*	—		—
Todd D. Turcotte	100		*	100		*
All directors and officers as a group	1,748,183		46.6%	1,733,520		60.7%

*	Less than 1%
(a)	Includes 863,355 shares held by Mr. Eder’s spouse.
(b)	Includes 10,120 shares held by Mr. Rosen’s spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which the Company’s securities are registered. Based solely on a review of the copies of forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that, during 2011, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) requirements.

TRANSACTIONS WITH MANAGEMENT

Potential conflicts of interest and related party transactions are referred by the Board of Directors to the Audit Committee for review and approval. In reviewing and evaluating potential conflicts of interest and related party transactions, the Audit Committee uses applicable SEC rules as a guide.

EXECUTIVE COMPENSATION

During 2010, the Compensation Committee engaged Effective Pay Practices of Gloucester, Massachusetts to update its prior study on executive compensation. After receipt of the study and review of its recommendations, the Compensation Committee approved executive compensation for each of the Chairman, President and Chief Executive Officer (“Chairman”); the Treasurer; and the Vice President and President of Capital Terminal Company, effective January 1, 2011 as follows:

Chairman	$263,500

Vice President and President of Capital Terminal Company	$170,000

Treasurer and Chief Financial Officer	$181,000

The Committee also approved a further increase effective January 1, 2012 in the Treasurer’s compensation to $192,500 and to the Vice President and President of Capital Terminal Company’s compensation to $182,500.

The following table summarizes the compensation paid or accrued by the Company during the twelve-month period ended December 31, 2011, to the Chairman and Treasurer, and one other most highly compensated executive officer other than the Chairman and Treasurer who earned more than $100,000 in total compensation in 2011 and were employed by the Company on December 31, 2011.

Annual Compensation

Name and Principal Position	Year	Salary	Bonus	All Other Compensation[3]	Total Compensation

Robert H. Eder, Chairman Capital Properties, Inc.	2011	$263,500	$—	$—	$263,500
	2010	247,300	—	—	247,300

Barbara J. Dreyer, Treasurer Capital Properties, Inc.	2011	181,000	—	13,575	194,575
	2010	169,700	—	12,728	182,428

Todd D. Turcotte, Vice President, Capital Properties, Inc. and President, Capital Terminal Company	2011	170,000	—	12,750	182,750
	2010	155,000	—	11,625	166,625

Contributions by the Company under the Company’s SEP are fully vested when made. Each employee directs the investment of amounts in his or her SEP account. The Company does not have any employment agreements and has no severance or change of control arrangements with any of its executive officers.

[3]	Amounts paid directly to the retirement accounts of employees under the Company’s SEP.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent registered public accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company’s management and independent registered public accountants regarding the scope of the audit plan, the results of the audit, the Company’s financial statement disclosure documents, the adequacy and effectiveness of the Company’s accounting and financial controls and changes in accounting principles.

In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company’s independent registered public accountants, LGC&D LLP (formerly Lefkowitz, Garfinkel, Champi & DeRienzo P.C.). The Audit Committee also discussed with such firm the matters required by the Statement on Auditing Standards No. 61. The Audit Committee received from LGC&D LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, wherein LGC&D LLP confirmed its independence within the meaning of the SEC and Independence Standards Board Rules and disclosed the fees charged for professional services in the fiscal year ended December 31, 2011. The Audit Committee discussed this information with LGC&D LLP and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, to be filed with the SEC.

Audit Committee: Alfred J. Corso (Chair), Harris N. Rosen and Craig M. Scott.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has sole authority to engage, manage and discharge the Company’s independent registered public accountants. The Committee engaged LGC&D LLP as independent registered public accountants of the accounts of the Company for the year 2012. The Company has recently been advised by LGC&D LLP that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

It is expected that a representative of LGC&D LLP will be present at the annual meeting and will be provided the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.

Audit and Non-Audit Fees:

The aggregate fees for professional services rendered for the Company by LGC&D LLP for fiscal years ended December 31, 2011 and 2010 are set forth below.

	2011	2010

Audit fees	$76,000	$69,000
Audit-related fees	—	—
Tax fees	16,000	25,000
All other fees	—	—

Total	$92,000	$94,000

Audit Fees for fiscal years ended December 31, 2011 and 2010 were for professional services rendered for the audits of the Company’s annual financial statements and the reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents and other assistance required to complete the yearend audit of the Company’s financial statements.

Audit-Related Fees for the fiscal year ended December 31, 2011 and 2010: there were no audit-related fees.

Tax Fees for the fiscal years ended December 31, 2011 and 2010 were for services related to tax return preparation and, in 2010, advice on federal historic tax credits.

All Other Fees for the fiscal years ended December 31, 2010 and 2010: there were no other fees.

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

The Audit Committee has determined that the provision of such services is compatible with maintaining LGC&D LLP’s independence.

FINANCIAL STATEMENTS

A copy of the Company’s annual report to the SEC on Form 10-K for the year ended December 31, 2011 is enclosed. Such report is not part of this proxy statement.

PROPOSALS FOR 2013 ANNUAL MEETING

The 2013 annual meeting of the shareholders of the Company is scheduled to be held April 23, 2013. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company’s proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 23, 2012. Shareholder proposals that are to be considered at the 2013 annual meeting but not requested to be included in the Company’s Proxy Statement must be submitted no later than January 23, 2013.

OTHER MATTERS

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompany-ing proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

By Order of the Board of Directors

STEPHEN J. CARLOTTI
Secretary

Dated: March 21, 2012

CAPITAL PROPERTIES, INC.

CLASS A COMMON STOCK PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI (“the Proxies”), or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class A Common Shares held of record on March 1, 2012 by the undersigned at the Annual Meeting of Shareholders to be held on April 24, 2012 or any adjournment thereof as follows on the reverse side of this proxy card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ( X )

1. ELECTION OF DIRECTORS:

	FOR	WITHHOLD	FOR all except
(01) Robert H. Eder	☐	☐	☐
(02) Todd D. Turcotte	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS.

IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

Please check here if you plan to attend the meeting (    ).

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                                           (    )

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2012.

The Company’s Proxy Statement, sample proxy card and Annual Report on Form 10-K are available at:

http://materials.proxyvote.com/140430

Signature of Shareholder	Signature of shareholder

Date:	Date:

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CAPITAL PROPERTIES, INC.

CLASS B COMMON STOCK PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI (the “Proxies”), or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class B Common Shares held of record on March 1, 2012 by the undersigned at the Annual Meeting of Shareholders to be held on April 24, 2012 or any adjournment thereof as follows on the reverse side of this proxy card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ( X )

1. ELECTION OF DIRECTORS:

	FOR	WITHHOLD	FOR all except
(01) Matthew C. Baum	☐	☐	☐
(02) Alfred J. Corso	☐	☐
(03) Harris N. Rosen	☐	☐
(04) Craig M. Scott	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS.

IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

Please check here if you plan to attend the meeting (    ).

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                                           (    )

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2012.

The Company’s Proxy Statement, sample proxy card and Annual Report on Form 10-K are available at:

http://materials.proxyvote.com/140430

Signature of Shareholder	Signature of shareholder

Date:	Date:

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.